Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 20, 2016, by and between LIMBACH HOLDINGS, INC., a Delaware corporation (the “Company”), and ALCENTRA CAPITAL CORPORATION, a Maryland corporation (together with its permitted assigns, the “Holder”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement by and between certain subsidiaries of the Company and the Holder as Agent, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Loan Agreement, the Company may, pursuant to Section 2.4 of the Loan Agreement, issue to the Holder shares of the Company’s common stock (the “Common Stock” and such issued shares, the “Conversion Shares”); and

B. To induce the Holder to enter into the Loan Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Person” means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

c. “Registrable Securities” means all of the Conversion Shares and any shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

d. “Registration Statement” means a registration statement of the Company covering the sale of the Registrable Securities.

2.	REGISTRATION.

a. Demand Registration. Upon issuance of the Conversion Shares, Holder shall have the right, until the earlier of (i) one hundred-eighty (180) days following the Holder’s election to accept Conversion Shares (subject to the Company’s rights under Section 2.4 of the Loan Agreement), (ii) the date as of which the Holder may sell all of the Registrable Securities without restriction pursuant to Rule 144 promulgated under the 1933 Act or (iii) the date on which the Holder shall have sold all the Registrable Securities (the “Registration Period”), to cause the Company to register all, but not less than all, the Registrable Securities (a “Demand Registration”). The Company shall, upon thirty (30) Business Days from the date of written notice of a Demand Registration, file with the SEC the Registration Statement. The Holder and its counsel shall have a reasonable opportunity to review and comment upon such Registration Statement or any amendment to such Registration Statement and any related prospectus prior to its filing with the SEC. Holder shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its commercially reasonable efforts to have the Registration Statement or any amendment declared effective by the SEC as soon as practicable. Subject to Section 4(e), the Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the end of the Registration Period. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

b. Rule 424 Prospectus. In the event of a Demand Registration, the Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, a prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Holder and its counsel shall have two (2) Business Days to review and comment upon such prospectus prior to its filing with the SEC. The Holder shall use its commercially reasonable efforts to comment upon such prospectus within two (2) Business Days from the date the Holder receives the final version of such prospectus.

3.	PIGGYBACK REGISTRATION.

a. Piggyback Rights. In the event Conversion Shares are issued and the Holder has not exercised a Demand Registration, during the Registration Period (and only during the Registration Period), the Company shall notify the Holder in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act covering the sale of the Company’s securities to the public, whether for its own account or for the account of other security holders or both and will afford to the Holder an opportunity to include in such registration statement all or part of the Registrable Securities. If the Holder desires to include in any such registration statement all or any part of the Registrable Securities it shall, within twenty (20) days after the Holder receives the above-described notice from the Company, so notify the Company in writing, and the Company shall use its commercially reasonable efforts to cause the Registrable Securities so requested by the Holder to be included in such registration statement. Such notice shall state the intended method of disposition of the Registrable Securities by the Holder. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right, during the Registration Period, to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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b. Underwriting. If the registration statement under which the Company gives notice under this Section 3(b) is for an underwritten offering, the Company shall so advise the Holder. In such event, the right of the Holder to include its Registrable Securities in a registration pursuant to this Section 3(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Holder’s Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its Registrable Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter or underwriters determine in good faith that the proposed number of securities to be underwritten would adversely affect the marketing of such securities, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holder (on a pro rata basis based on the total number of Registrable Securities held by the Holders’ permitted assigns); and third, to any stockholder of the Company (other than the Holder) on a pro rata basis. No such reduction shall reduce the amount of Registrable Securities of the Holder included in the registration below thirty percent (30%) of the total amount of securities included in such registration. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by the Holder without the written consent of the Holder. If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

c. Withdrawal. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration, whether or not the Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company.

4.	RELATED OBLIGATIONS.

In the event that the Company subsidiaries party to the Loan Agreement are unable to satisfy their obligations under Section 2.4(b) of the Loan Agreement in cash, the Company hereby agrees to issue the Conversion Shares. In addition, with respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Sections 2 and 3, the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, subject to Section 4(e) hereof and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. Should the Company file a post-effective amendment to the Registration Statement, the Company will use its commercially reasonable efforts to have such filing declared effective by the SEC within twenty (20) consecutive Business Days as of the date of filing, which such period shall be extended for an additional twenty (20) Business Days if the Company receives a comment letter from the SEC in connection therewith.

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b. The Company shall submit to the Holder for review and comment any disclosure in the Registration Statement and all amendments and supplements thereto (other than prospectus supplements that consist only of a copy of a filed Form 10-Q or a Current Report on Form 8-K) containing information provided by the Holder for inclusion in such document and any descriptions or disclosure regarding the Holder or this Agreement at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which the Holder reasonably and timely objects. Upon request of the Holder, the Company shall provide to the Holder all disclosure in the Registration Statement and all amendments and supplements thereto (other than prospectus supplements that consist only of a copy of a filed Form 10-Q or Current Report on Form 8-K) at least one (1) Business Day prior to their filing with the SEC, and not file any document in a form to which Holder reasonably and timely objects, which consent shall not be unreasonably withheld, conditioned or delayed. The Holder shall use its commercially reasonable efforts to comment upon the Registration Statement and any amendments or supplements thereto within two (2) Business Days from the date the Holder receives the final version thereof. The Company shall furnish to the Holder, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement.

c. Upon request of the Holder, the Company shall furnish to the Holder, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of a Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holder.

d. The Company shall use commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification is available, the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Holder in writing if the Company has determined that the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a prospectus supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, upon the Holder’s request, deliver a copy of such prospectus supplement or amendment to the Holder. In providing this notice to the Holder, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the Common Stock to the Holder. The Company shall also promptly notify the Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder by facsimile or e-mail on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

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f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practical time and to notify the Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities if the Company’s principal trading market is an automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h. The Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates or book entry shares (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts as the Holder may reasonably request and registered in such names as the Holder may request.

i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Holder, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the Holder believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

k. The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

l. Within one (1) Business Day after any Registration Statement is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for such Registrable Securities (with copies to the Holder) confirmation that such Registration Statement has been declared effective by the SEC. Thereafter, if reasonably requested by the Holder at any time, the Company shall require its counsel to deliver to the Holder a written confirmation of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is current and available to the Holder for sale of all of the Registrable Securities.

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m. The Company agrees to take all other reasonable actions as necessary and requested by the Holder to expedite and facilitate disposition by the Holder of Registrable Securities pursuant to any Registration Statement.

5.	OBLIGATIONS OF THE HOLDER.

a. The Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. The Company shall notify the Holder in writing of any other information the Company reasonably requires from the Holder in connection with any Registration Statement hereunder. The Holder will as promptly as practicable notify the Company of any material change in the information provided to the Company.

b. The Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder.

c. The Holder agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 4(f) or any notice of the kind described in the first sentence of 4(e), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Holder’s receipt (which may be accomplished through electronic delivery) of the copies of the filed supplemented or amended prospectus contemplated by Section 4(f) or the first sentence of 4(e). In addition, upon receipt of any notice from the Company of the kind described in the first sentence of Section 4(e), the Holder will immediately discontinue purchases or sales of any securities of the Company unless such purchases or sales are in compliance with applicable U.S. securities laws.

6.	EXPENSES OF REGISTRATION.

All reasonable expenses of the Company, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

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7.	INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, each Person, if any, who controls the Holder, the members, the directors, officers, partners, employees, agents, representatives of the Holder and each Person, if any, who controls the Holder within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the consent of the Company, such consent not to be unreasonably withheld) or reasonable expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 4(c) or Section 4(e), and the Holder was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation; (C) shall not be available to the extent such Claim is based on a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 4(c) or Section 4(e); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10.

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b. In connection with the Registration Statement, the Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Holder set forth on Exhibit B attached hereto or updated from time to time in writing by the Holder and furnished to the Company by the Holder expressly for use in the Registration Statement from the failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 4(c) or Section 4(e); and, subject to Section 7(d), the Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding affected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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d. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

8.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

9.	REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required to satisfy the current public information requirements of Rule 144; and

c. furnish to the Holder so long as the Holder owns Registrable Securities, as promptly as practicable at Holder’s request, (i) a written statement by the Company that it has complied in all material respects with the requirements of Rule 144(c)(1)(i) and (ii), and (ii) such other information, if any, as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

d. take such additional action as is requested by the Holder to enable the Holder to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be reasonably requested from time to time by the Holder and otherwise fully cooperate with the Holder and the Holder’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 9 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to seek, at its sole cost and expense, equitable relief in the form of a preliminary or permanent injunctions, upon any breach or threatened breach of any such terms or provisions.

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10.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may not assign its rights under this Agreement to any party that other than such entities or their affiliates as are parties to the Loan Agreement without the prior written consent of the Company.

11.	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

12.	MISCELLANEOUS.

a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Limbach Holdings, Inc.

13261 Mid Atlantic Blvd

Laurel, MD 20708

Telephone: (301) 623-4799

Facsimile: (412) 359-2287

Attention: John T. Jordan, Jr.

With a copy (which shall not constitute notice) to:

Honigman Miller Schwartz and Cohn LLP

2290 First National Building

660 Woodward Avenue

Detroit, Michigan 48226

Telephone: (313) 465-7456

Facsimile: (313) 465-7457

Attention: Joshua F. Opperer, Esq.

If to the Holder:

Alcentra Capital Corporation

200 Park Avenue, 7th Floor

New York, NY 10166

Telephone: (212) 922-8071

Attention: Branko Krmpotic

E-mail: branko.krmpotic@alcentra.com; mmreporting@alcentra.com

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With a copy (which shall not constitute notice) to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

Wells Fargo Capitol Center

150 Fayetteville Street, Suite 2300

P.O. Box 2611

Raleigh, NC 27602

Telephone: (919) 821-6658

Attention: Anne E. Croteau

E-mail: acroteau@smithlaw.com

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. Any party to this Agreement may give any notice or other communication hereunder using any other means (including messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless it actually is received by the party for whom it is intended.

b. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

c. This Agreement shall be governed by Delaware law in all respects. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d. This Agreement and the Loan Agreement constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Loan Agreement supersede all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the subject matter hereof and thereof.

e. Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

f. The headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

g. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction of a) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

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h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * *

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

LIMBACH HOLDINGS, INC.

By:	/s/John T. Jordan, Jr.
Name:	John T. Jordan, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

HOLDER:

Alcentra Capital Corporation

By: Alcentra NY LLC, as Advisor to Alcentra Capital Corporation

By:	/s/ Branko Krmpotic
Name:	Branko Krmpotic
Title:	Senior Vice President